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                                                                     EXHIBIT 25


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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                            -------------------------

                                    FORM T-1

                       STATEMENT OF ELIGIBILITY UNDER THE
                           TRUST INDENTURE ACT OF 1939
                  OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                 OF A TRUSTEE PURSUANT TO SECTION 305(b)(2) ____
                             -----------------------

                    CHASE BANK OF TEXAS, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

                                   74-0800980
                     (I.R.S. Employer Identification Number)

     712 MAIN STREET, HOUSTON, TEXAS                            77002
  (Address of principal executive offices)                    (Zip code)

                    LEE BOOCKER, 712 MAIN STREET, 26TH FLOOR
                       HOUSTON, TEXAS 77002 (713) 216-2448
            (Name, address and telephone number of agent for service)

                           BRIGHAM EXPLORATION COMPANY
               (Exact name of obligor as specified in its charter)
                     SEE TABLE OF ADDITIONAL OBLIGORS BELOW

                DELAWARE                                  75-2692967
      (State or other jurisdiction of                  (I.R.S. Employer
      incorporation or organization)                 Identification Number)

  6300 BRIDGE POINT PARKWAY, BUILDING 2, SUITE 500
                   AUSTIN, TEXAS                             78730
      (Address of principal executive offices)             (Zip code)

                   SENIOR SUBORDINATED SECURED NOTES DUE 2003
                         (Title of indenture securities)
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                          TABLE OF ADDITIONAL OBLIGORS



                                                                                 ADDRESS,INCLUDING ZIP
                                                                                 CODE, AND TELEPHONE
                                                                                 NUMBER, INCLUDING AREA
                                        STATE OR OTHER                           CODE, OF REGISTRANT'S
                                        JURISDICTION OF      IRS EMPLOYER        PRINCIPAL EXECUTIVE
            NAME                        INCORPORATION           ID NO.                  OFFICES
            ----                        -------------        ------------        ----------------------

Brigham, Inc.                           Nevada                75-2354099                      (1)
Brigham Holdings I, LLC                 Nevada                75-2692967                      (2)
Brigham Holdings II, LLC                Nevada                75-2354099                      (2)
Brigham Oil & Gas, L.P.                 Delaware              75-2429186                      (1)



    (1) 6300 Bridge Point Parkway, Building 2, Suite 500, Austin, Texas 78730

    (2) 3773 Howard Hughes Parkway, Suite 300N, Las Vegas, Nevada 89109








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ITEM 1.           GENERAL INFORMATION.

         FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

         (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

                  Comptroller of the Currency, Washington, D.C.
                  Federal Deposit Insurance Corporation, Washington, D.C.
                  Board of Governors of the Federal Reserve System, Washington, D.C.

         (b)      WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

                  The trustee is authorized to exercise corporate trust powers.

ITEM 2.           AFFILIATIONS WITH THE OBLIGOR.

                  IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

                  The obligor is not an affiliate of the trustee. (See Note on Page 7.)

ITEM 3.           VOTING SECURITIES OF THE TRUSTEE.

                  FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF VOTING SECURITIES OF THE TRUSTEE.

                          COL. A                        COL. B
                      TITLE OF CLASS               AMOUNT OUTSTANDING

                  Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

ITEM 4.           TRUSTEESHIPS UNDER OTHER INDENTURES.

                  IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY OTHER SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, FURNISH THE FOLLOWING
INFORMATION:

                  (a) TITLE OF THE SECURITIES OUTSTANDING UNDER EACH SUCH OTHER INDENTURE.

                  Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.



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ITEM 4. (CONTINUED)

                  (b) A BRIEF STATEMENT OF THE FACTS RELIED UPON AS A BASIS FOR THE CLAIM THAT NO CONFLICTING INTEREST WITHIN THE MEANING OF
                  SECTION 310(b)(1) OF THE ACT ARISES AS A RESULT OF THE TRUSTEESHIP UNDER ANY SUCH OTHER INDENTURE, INCLUDING A STATEMENT AS TO HOW THE INDENTURE SECURITIES WILL RANK AS COMPARED WITH THE SECURITIES ISSUED UNDER SUCH OTHER INDENTURE.

                  Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

ITEM 5. INTERLOCKING DIRECTORATES AND SIMILAR RELATIONSHIPS WITH OBLIGOR OR UNDERWRITERS.

                  IF THE TRUSTEE OR ANY OF THE DIRECTORS OR EXECUTIVE OFFICER OF THE TRUSTEE IS A DIRECTOR, OFFICER, PARTNER, EMPLOYEE, APPOINTEE, OR REPRESENTATIVE OF THE OBLIGOR OR OF ANY UNDERWRITER FOR THE OBLIGOR, IDENTIFY EACH SUCH PERSON HAVING ANY SUCH CONNECTION AND STATE THE NATURE OF EACH SUCH CONNECTION.

                  Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

ITEM 6.           VOTING SECURITIES OF THE TRUSTEE OWNED BY THE OBLIGOR OR ITS
                  OFFICIALS.

                  FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY THE OBLIGOR AND EACH DIRECTOR, PARTNER AND EXECUTIVE OFFICER OF THE OBLIGOR.

   COL. A              COL. B                COL. C                COL. D
                                                                PERCENTAGE OF
                                                              VOTING SECURITIES
                                                               REPRESENTED BY
                                          AMOUNT OWNED         AMOUNT GIVEN IN
NAME OF OWNER       TITLE OF CLASS        BENEFICIALLY            COL. C
-------------       --------------        ------------            -------

   Not applicable by virtue of Form T-1 General Instruction B and response to
Item 13.





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ITEM 7.           VOTING SECURITIES OF THE TRUSTEE OWNED BY UNDERWRITERS
                  OR THEIR OFFICIALS.

                  FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY EACH UNDERWRITER FOR THE OBLIGOR AND EACH DIRECTOR, PARTNER AND EXECUTIVE OFFICER OF EACH SUCH UNDERWRITER.

   COL. A              COL. B                  COL. C                COL. D
                                                                 PERCENTAGE OF
                                                               VOTING SECURITIES
                                                                REPRESENTED BY
                                            AMOUNT OWNED        AMOUNT GIVEN IN
NAME OF OWNER       TITLE OF CLASS          BENEFICIALLY             COL. C
-------------       --------------          ------------       -----------------

  Not applicable by virtue of Form T-1 General Instruction B and response to
Item 13.


ITEM 8.           SECURITIES OF THE OBLIGOR OWNED OR HELD BY THE TRUSTEE.

                  FURNISH THE FOLLOWING INFORMATION AS TO THE SECURITIES OF THE OBLIGOR OWNED BENEFICIALLY OR HELD AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT BY THE TRUSTEE.

   COL. A              COL. B                 COL. C                COL. D
                                            AMOUNT OWNED
                     WHETHER THE          BENEFICIALLY OR         PERCENT OF
                      SECURITIES         HELD AS COLLATERAL         CLASS
                      ARE VOTING           SECURITY FOR         REPRESENTED BY
                     OR NONVOTING          OBIGATIONS IN         AMOUNT GIVEN
TITLE OF CLASS        SECURITIES              DEFAULT              IN COL. C
--------------        ----------         ------------------     --------------

  Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.










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ITEM 9.        SECURITIES OF UNDERWRITERS OWNED OR HELD BY THE TRUSTEE.

               IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF AN UNDERWRITER FOR THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF SECURITIES OF SUCH UNDERWRITER ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE.

   COL. A              COL. B                COL. C                  COL. D
                                          AMOUNT OWNED
                                         BENEFICIALLY OR           PERCENT OF
                                         HELD AS COLLATERAL           CLASS
NAME OF ISSUER                             SECURITY FOR          REPRESENTED BY
    AND                AMOUNT             OBLIGATIONS IN          AMOUNT GIVEN
TITLE OF CLASS       OUTSTANDING        DEFAULT BY TRUSTEE           IN COL. C
--------------       -----------        ------------------           ---------

     Not applicable by virtue of Form T-1 General Instruction B and response to
Item 13.


ITEM 10. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF VOTING SECURITIES OF CERTAIN AFFILIATES OR SECURITY HOLDERS OF THE OBLIGOR.

               IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL
SECURITY FOR OBLIGATIONS IN DEFAULT VOTING SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE (1) OWNS 10% OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR OR (2) IS AN AFFILIATE, OTHER THAN A SUBSIDIARY, OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF SUCH PERSON.

   COL. A             COL. B                  COL. C                 COL. D
                                          AMOUNT OWNED
                                         BENEFICIALLY OR           PERCENT OF
                                         HELD AS COLLATERAL            CLASS
NAME OF ISSUER                             SECURITY FOR          REPRESENTED BY
    AND               AMOUNT              OBLIGATIONS IN           AMOUNT GIVEN
TITLE OF CLASS      OUTSTANDING          DEFAULT BY TRUSTEE          IN COL. C
--------------      -----------          ------------------          ----------

    Not applicable by virtue of Form T-1 General Instruction B and response to
Item 13.





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ITEM 11.          OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF ANY SECURITIES OF
                  A PERSON OWNING 50% OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR.

                  IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE, OWNS 50% OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF SECURITIES OR SUCH PERSON ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE.

   COL. A            COL. B                COL. C               COL. D
                                        AMOUNT OWNED
                                       BENEFICIALLY OR         PERCENT OF
                                      HELD AS COLLATERAL          CLASS
NAME OF ISSUER                          SECURITY FOR          REPRESENTED BY
    AND               AMOUNT            OBLIGATIONS IN         AMOUNT GIVEN
TITLE OF CLASS     OUTSTANDING        DEFAULT BY TRUSTEE        IN COL. C
--------------     -----------        ------------------        ----------

    Not applicable by virtue of Form T-1 General Instruction B and response to
Item 13.


ITEM 12.          INDEBTEDNESS OF THE OBLIGOR TO THE TRUSTEE.

                  EXCEPT AS NOTED IN THE INSTRUCTIONS, IF THE OBLIGOR IS INDEBTED TO THE TRUSTEE, FURNISH THE FOLLOWING INFORMATION:


          COL. A                   COL. B                   COL. C

         NATURE OF                 AMOUNT
       INDEBTEDNESS              OUTSTANDING                DATE DUE
       ------------              -----------                --------

    Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.


ITEM 13.          DEFAULTS BY THE OBLIGOR.

         (a) STATE WHETHER THERE IS OR HAS BEEN A DEFAULT WITH RESPECT TO THE SECURITIES UNDER THIS INDENTURE. EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

         There is not, nor has there been, a default with respect to the securities under this indenture. (See Note on Page 7.)



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ITEM 13. (CONTINUED)

         (b) IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, OR IS TRUSTEE FOR MORE THAN ONE OUTSTANDING SERIES OF SECURITIES UNDER THE INDENTURE, STATE WHETHER THERE HAS BEEN A DEFAULT UNDER ANY SUCH INDENTURE OR SERIES, IDENTIFY THE INDENTURE OR SERIES AFFECTED, AND EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

         There has not been a default under any such indenture or series. (See Note on Page 7.)

ITEM 14.          AFFILIATIONS WITH THE UNDERWRITERS.

                  IF ANY UNDERWRITER IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

       Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

ITEM 15.          FOREIGN TRUSTEE.

                  IDENTIFY THE ORDER OR RULE PURSUANT TO WHICH THE FOREIGN TRUSTEE IS AUTHORIZED TO ACT AS SOLE TRUSTEE UNDER INDENTURES QUALIFIED OR TO BE QUALIFIED UNDER THE ACT.

                  Not applicable.

ITEM 16.          LIST OF EXHIBITS.

                  LIST BELOW ALL EXHIBITS FILED AS PART OF THIS STATEMENT OF ELIGIBILITY.

                  o 1. A copy of the articles of association of the trustee now in effect.

                  # 2. A copy of the certificate of authority of the trustee to commence business.

                  * 3. A copy of the certificate of authorization of the trustee to exercise corporate trust powers issued by the Board of Governors of the Federal Reserve System under date of January 21, 1948.

                  + 4.  A copy of the existing bylaws of the trustee.

                    5.  Not applicable.



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                    6. The consent of the United States institutional trustees required by Section 321(b) of the Act.

                  []7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

                    8. Not applicable.

                    9. Not applicable.

                      NOTE REGARDING INCORPORATED EXHIBITS

         Effective January 20, 1998, the name of the Trustee was changed from Texas Commerce Bank National Association to Chase Bank of Texas, National Association. The exhibits incorporated herein by reference, except for Exhibit 7, were filed under the former name of the Trustee.

         o Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as exhibits to the Form S-3 File No. 33-56195.

         #        Incorporated by reference to exhibit bearing the same
         designation and previously filed with the Securities and Exchange Commission as exhibits to the Form S-3 File No. 33-42814.

         * Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as exhibits to the Form S-11 File No. 33-25132.

         +        Incorporated by reference to exhibit bearing the same
         designation and previously filed with the Securities and Exchange Commission as exhibits to the Form S-3 File No. 33-65055.

         []       Incorporated by reference to exhibit bearing the same
         designation and previously filed with the Securities and Exchange Commission as exhibits to the Form S-3 File No. 333-52197.

                                      NOTE

                  Inasmuch as this Form T-1 is filed prior to the ascertainment by the trustee of all facts on which to base responsive answers to Items 2 and 13, the answers to said Items are based on incomplete information. Such Items may, however, be considered as correct unless amended by an amendment to this Form T-1.


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                                    SIGNATURE

         PURSUANT TO THE REQUIREMENTS OF THE TRUST INDENTURE ACT OF 1939 THE TRUSTEE, CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, FORMERLY KNOWN AS TEXAS COMMERCE BANK NATIONAL ASSOCIATION, A NATIONAL BANKING ASSOCIATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE UNITED STATES OF AMERICA, HAS DULY CAUSED THIS STATEMENT OF ELIGIBILITY TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO AUTHORIZED, ALL IN THE CITY OF HOUSTON, AND STATE OF TEXAS, ON THE ___ DAY OF AUGUST, 1998.

                                        CHASE BANK OF TEXAS, NATIONAL
                                           ASSOCIATION, AS TRUSTEE


                                        By: /s/ DONNA EDMUNDSON
                                           --------------------------------
                                                  Donna Edmundson
                                           Vice President and Trust Officer























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                                                                     EXHIBIT 6



Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:

         The undersigned is trustee under an Indenture between Brigham Exploration Company, a Delaware corporation (the "Company"), together with certain subsidiary guarantors, and Chase Bank of Texas, National Association (formerly known as Texas Commerce Bank National Association), as Trustee, entered into in connection with the issuance of the Company's Senior Subordinated Secured Notes due 2003.

         In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned hereby consents that reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

                                        Very truly yours,

                                        CHASE BANK OF TEXAS, NATIONAL
                                            ASSOCIATION, as Trustee


                                        By:  /s/  DONNA EDMUNDSON
                                           ----------------------------------
                                                  Donna Edmundson
                                            Vice President and Trust Officer